Supplementary Information on Oil and Gas Exploration and Production (Unaudited) - Summary of Capitalized Costs for Oil and Gas Exploration and Production Activities Include Both Amounts Expenses and Capitalized (Detail) - USD ($)
$ in Thousands
	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Acquisition costs of properties
Proved	$ 0	$ 0	$ 0	$ 0	$ 0
Unproved	0	0	0	0	0
Total acquisition costs	0	0	0	0	0
Development costs	(22,905)	(19,161)	(17,179)	(13,126)	(13,465)
Total	$ (22,905)	$ (19,161)	$ (17,179)	$ (13,126)	$ (13,465)